================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                         ------------------------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported) -- July 23, 2003

       -------------------------------------------------------------------

                            ZIMMER HOLDINGS, INC.
            (Exact name of registrant as specified in its charter)


            DELAWARE                  001-16407                13-4151777
----------------------------   ------------------------     -------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
 of Incorporation)                                          Identification No.)

      345 EAST MAIN STREET, WARSAW, INDIANA                        46580
-------------------------------------------------------     -------------------
    (Address of principal executive offices)                    (Zip Code)

                                 (574) 267-6131
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


================================================================================

Item 5. Other Events.

               On July 22, 2003, the United States Department of Justice and the Federal Trade Commission granted Zimmer early termination of the waiting period under the HSR Act with respect to the Offer. On July 23, Zimmer was informed that the Austrian antitrust authorities had approved the Offer. On July 16, 2003, the antitrust authorities of France, Italy, Spain and the Czech Republic granted approval with respect to the Offer.

               On July 23, 2003, Zimmer issued a press release regarding the above-referenced antitrust approvals, the full text of which is filed as
Exhibit 99.1 hereto.

Item 7. Financial Statements and Exhibits.

      (c)   Exhibits.

      99.1 Press Release of Zimmer Holdings, Inc., dated July 23, 2003 (incorporated herein by reference to Zimmer Holdings, Inc.'s Rule 425 filing made with the Securities and Exchange Commission on July 23, 2003).

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Zimmer Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ZIMMER HOLDINGS, INC.

                                  By: /s/ David C. Dvorak
                                      --------------------------------------
                                      David C. Dvorak
                                      Senior Vice President, Corporate
                                      Affairs, General Counsel and Secretary

Date: July 23, 2003

                                  EXHIBIT INDEX


  EXHIBIT
     NO.      DESCRIPTION
----------    --------------------------------------------------------------

    99.1 Press Release of Zimmer Holdings, Inc., dated July 23, 2003 (incorporated herein by reference to Zimmer Holdings, Inc.'s Rule 425 filing made with the Securities and Exchange Commission on July 23, 2003).